SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 3, 2004

1. MFS Mid-Cap Growth Portfolio. Under the section TRUST HIGHLIGHTS, under the heading "Risks of Investing in "Non-Diversified" Portfolios", the reference to MFS Mid-Cap Growth Portfolio will be deleted. Under the section MORE INFORMATION ABOUT THE PORTFOLIOS, under the heading "What additional risks normally affect the Portfolio", the non-diversified status as an additional risk will be deleted. MFS Mid-Cap Growth Portfolio will be considered a "diversified" portfolio.

2. Growth Opportunities Portfolio. At a meeting of the Board of Trustees, the Board considered and approved changing the principal investment strategy of the Growth Opportunities Portfolio (the "Portfolio"). Under the section entitled "What are the Portfolios' investment goals and principal investment strategies?" of the Prospectus, the principal investment strategy of the Portfolio is replaced with the following:

Invests in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies.

Previously, the Portfolio invested in equity securities that demonstrated the potential for capital appreciation, issued generally by mid-cap companies.

Under the section entitled MORE INFORMATION ABOUT THE PORTFOLIOS, the chart relating to the Growth Opportunities Portfolio is replaced in its entirety with the following:

What are the Portfolio's principal investments?	- Equity securities: - Small-cap stocks

What other types of investments or strategies may the Portfolio use to a significant extent?	- Mid-cap stocks - Large-cap stocks

What other types of investments may the Portfolio use as a part of efficient portfolio management or to enhance income?	- Short-term investments (up to 10%) - Defensive investments - Options and futures - Special situations

What additional risks normally affect the Portfolio?	- Market volatility - Securities selection - Small and medium sized companies - Growth stocks - Active trading - Derivatives - Hedging - Technology sector

Dated: July 6, 2004

Combined (Master), Combined Version 1, Version B